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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: May 5, 2000


                        Commission File Number:  0-26208


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                                KERAVISION, INC.

             (Exact name of Registrant as specified in its Charter)


     DELAWARE                                               77-0328942
(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)


                              48630 MILMONT DRIVE
                               FREMONT, CA  94538
                    (Address of principal executive offices)


                                 (510) 353-3000
                        (Registrant's telephone number)

ITEM 5.  OTHER EVENTS

   On April 27, 2000, KeraVision, Inc. announced two new financing programs that are designed to make the Intacs technology easier for physicians to acquire. Further details regarding this announcement are contained in the Company's news release dated April 27, 2000 attached as exhibit hereto and incorporated by reference herein.

   On May 1, 2000, KeraVision, Inc. announced the Intacs vision correction technology will be the subject of over a dozen scientific presentations that are scheduled for this year's American Society of Cataract and Refractive Surgery (ASCRS) meeting on May 20-24, 2000 in Boston. Further details regarding this announcement are contained in the Company's news release dated May 1, 2000, attached as exhibit hereto and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   Exhibits:

                  99.39 KeraVision, Inc. News Release dated April 27, 2000

                  99.40 KeraVision, Inc. News Release dated May 1, 2000

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    KERAVISION, INC.



                                    /s/Mark Fischer-Colbrie
                                    -----------------------
                                    Mark Fischer-Colbrie
                                    Vice President, Finance and
                                    Administration and Chief Financial
                                    Officer(Principal Financial and
                                    Accounting Officer)


Date: May 5, 2000


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